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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported): February 27, 2003


     MORGAN STANLEY DEAN WITTER CAPITAL I INC., (as depositor under the Pooling and Servicing Agreement, dated as of February 1, 2003, providing for the issuance of the Morgan Stanley Dean Witter Capital I 2003-HYB1 Trust, Mortgage Pass-Through Certificates, Series 2003-HYB1).


                   MORGAN STANLEY DEAN WITTER CAPITAL I INC.
                   -----------------------------------------
            (Exact name of registrant as specified in its charter)


          Delaware                       333-77215               13-3291626
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(State or Other Jurisdiction            (Commission           (I.R.S. Employer
     of Incorporation)                  File Number)         Identification No.)



1585 Broadway, 2nd Floor
  New York, New York                                             10036
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  (Address of Principal                                        (Zip Code)
   Executive Offices)

Registrant's telephone number, including area code (212)      761-4700
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Item 5.  Other Events
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Incorporation of Certain Documents by Reference
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     On February 27, 2003, Morgan Stanley Dean Witter Capital I, Inc. (the
"Company") entered into a Pooling and Servicing Agreement dated as of February 1, 2003 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Morgan Stanley Dean Witter Credit Corporation ("MSDWCC"), as seller and servicer, and Wells Fargo Bank Minnesota, National Association, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2003-HYB1. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

     In addition to the Pooling and Servicing Agreement, the Company and MSDWCC entered into a Mortgage Loan Purchase Agreement, dated as of February 1, 2003 (the "Mortgage Loan Purchase Agreement"), providing for the purchase and sale of the Mortgage Loans to be delivered pursuant to the Pooling and Servicing Agreement. The Mortgage Loan Purchase Agreement is annexed hereto as
Exhibit 99.2.

     The Certificates and the Mortgage Loans are more particularly described in the Prospectus, dated February 25, 2003, and the Prospectus Supplement, dated February 25, 2003, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b)(5).



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Item 7.  Financial Statements, Pro Forma Financial
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Information and Exhibits.
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(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1 Pooling and Servicing Agreement, dated as of February 1, 2003 by and among the Company, the Seller, the Servicer and the Trustee.

     99.2 Mortgage Loan Purchase Agreement, dated as of February 1, 2003 between the Company and the Seller.



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

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    MORGAN STANLEY DEAN WITTER CAPITAL I INC.




                                         By: /s/ Sanjeev Khanna
                                            ----------------------------------
                                            Name: Sanjeev Khanna
                                            Title:  Vice President



Dated:  June 23, 2003



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

Exhibit Index
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Exhibit              Description                                        Page
-------              -----------                                        ----
99.1                 Pooling and Servicing Agreement, dated as of         6
                     February 1, 2003 by and among the Company, the Seller, the Servicer and the Trustee.

99.2                 Mortgage Loan Purchase Agreement, dated as of        7
                     February 1, 2003 between the Company and the Seller.



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